Exhibit 99.1

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF JANURAY 27, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                             January 27, 2008
                                                             ----------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                            $      1,107,594
      Restricted Cash                                                76,922
      Accounts Receivable                                           230,081
      Prepaid Expenses                                              944,094
      Other Current Assets                                          198,553
      Assets of Discontinued Operations                                 435
                                                             ---------------
           TOTAL CURRENT ASSETS                                   2,557,679
                                                             ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease         15,000,000
      Vessel - Big Easy - under Capital Lease -
                Not in Service                                    8,000,000
      Other Fixed Assets                                          8,078,989
                                                             ---------------
                                                                 31,078,989
      LESS: Accumulated Depreciation and Amortization             7,966,314
                                                             ---------------
           TOTAL VESSELS & EQUIPMENT - NET                       23,112,675
                                                             ---------------


 OTHER ASSETS:
      Notes Receivable                                            7,101,316
      Deposits and Other Assets - Non-Related Parties               121,071
      Spare Parts Inventory                                         514,448
                                                             ---------------
           TOTAL OTHER ASSETS                                     7,736,835
                                                             ---------------


 TOTAL ASSETS                                              $     33,407,189
                                                             ===============


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF JANURAY 27, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                             January 27, 2008
                                                             ----------------
 CURRENT LIABILITIES:
      Accounts Payable                                     $      1,456,471
      Accrued Expenses                                            3,074,939
      DIP Financing                                               2,905,331
      Liabilities of Discontinued Operations                        420,199
                                                             ---------------
           TOTAL CURRENT LIABILITIES                              7,856,940
                                                             ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                              56,650,186
                                                             ---------------

                                                             ---------------
           TOTAL LIABILITIES                                     64,507,126
                                                             ---------------

 DEFERRED INCOME                                                  1,439,951

 COMMITMENTS AND CONTINGENCIES                                        -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                 36,284,375
      Series B Preferred Stock $10.00 Par Value                   5,000,000
      Common Stock $2.00 Par Value                               24,565,125
      Capital in Excess of Par                                   24,232,083
      Retained Earnings (Deficit)                              (124,163,933)
                                                             ---------------
                                                                (34,082,350)
      LESS:
         Treasury Stock, 915,077 Shares                             457,538

                                                             ---------------
           TOTAL STOCKHOLDERS' EQUITY                           (34,539,888)
                                                             ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     31,407,189
                                                             ===============


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE ONE MONTH ENDED JANUARY 27, 2008
                                   (UNAUDITED)

                                                             One Month Ended
                                                             January 27, 2008
                                                             ----------------
 OPERATING REVENUES:
      Gaming                                               $      1,748,135
      Fare                                                           60,517
      On Board                                                       91,986
      Other                                                           5,296
                                                             ---------------
        NET OPERATING REVENUES                                    1,905,934
                                                             ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                        274,863
      Fare                                                          406,673
      On Board                                                      377,334
      Maritime & Legal Expenses                                     662,967
      General & Administrative Expenses                             191,612
      Ship Carrying Costs - Big Easy                                 15,866
      Ship Carrying Costs - Royal Star                               22,986
      Development Costs - Other                                           -
      Depreciation & Amortization                                   219,361
      Impairment of Assets                                                -
                                                             ---------------
        TOTAL OPERATING COSTS AND EXPENSES                        2,171,662
                                                             ---------------

 OPERATING INCOME (LOSS)                                           (265,728)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                     -
      Interest Income                                                 1,612
      Bankruptcy Costs                                             (165,630)
      Forgiveness of Debt                                           309,707
                                                             ---------------
        TOTAL OTHER INCOME (EXPENSE)                                145,689
                                                             ---------------

 (LOSS) BEFORE TAX PROVISION                                       (120,039)
      Income Tax Expense                                                  -
                                                             ---------------

 NET (LOSS)                                                $       (120,039)
                                                             ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:         $          (0.01)
                                                             ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                       11,367,487
                                                             ===============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE ONE MONTH ENDED JANUARY 27, 2008
                                   (UNAUDITED)

                                                             One Month Ended
                                                             January 27, 2008
                                                             -----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                $       (120,039)
      Adjustments to reconcile income (loss) to net cash
         (used in) provided by operating activities:
      Depreciation and Amortization                                 219,361
      Inter-Company Adjustments                                       3,110
      Impairment of Assets                                                -
      Changes in Operating Assets and Liabilities -
         (Increase) in Restricted Cash & Investments                (76,922)
         (Increase) Decrease in Accounts Receivable                 (46,941)
         (Increase) Decrease in Other Assets                          9,053
         (Increase) Decrease in Prepaid Expenses                    (52,737)
         Increase (Decrease) in Accounts Payable and
           Accrued Expenses                                         155,325
                                                             ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                       90,210
                                                             ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
          Capital Expenditures                                            -
          (Increase) Decrease in Other Investment Activity                -
                                                             ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                             -
                                                             ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
          Funds Received from PDS Notes & Other Lenders
          DIP Financing Funds Received                                    -
          Advances (Paid) Received (to)From Related Parties               -
          Principal Payments on Short Term Notes                          -
                                                             ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                             -
                                                             ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                90,210
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD        1,094,306
                                                             ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD       $      1,184,516
                                                             ===============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF JANUARY 27, 2008
                                   (Unaudited)
                                     ASSETS

     Bankruptcy Court Case No.          06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                              Royal Star           ITG Palm
                                           ITB, Inc.        Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                       -----------------------------------------------------------------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents        $           5,231  $                -  $            8,604  $        1,091,952
     Restricted Cash                                                                                         76,922
     Accounts Receivable                          6,533                   -              48,043             148,163
     Prepaid Expenses                            11,055              94,824                   -             790,063
     Other Current Assets                             -                   -                   -             198,553
     Net Assets of Discontinued
       Operations - Current
                                       -----------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                   22,819              94,824              56,647           2,305,653
                                       -----------------------------------------------------------------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                             -                   -          15,000,000
     Leasehold Improvements -
       Port of Palm Beach                             -                   -                   -             921,899
     Ship Not Placed in Service -
       Royal Star & Big Easy                                              -           8,000,000                   -
     Equipment                                   67,066                   -                   -           7,090,024
                                       -----------------------------------------------------------------------------
                                                 67,066                   -           8,000,000          23,011,923
     LESS: Accumulated Depreciation
            and Amortization                          -                   -                   -           7,966,314
                                       -----------------------------------------------------------------------------
          TOTAL PLANT &
            EQUIPMENT - NET                      67,066                   -           8,000,000          15,045,609
                                       -----------------------------------------------------------------------------

 OTHER ASSETS:
     Deposits and Other Assets -
       Non-Related                                3,571                   -             117,500                   -
     Vessel Deposits - Related Parties                -                   -                   -                   -
     Deposits and Other Assets-
       Related Parties                                -                   -                   -                   -
     Spare Parts Inventory                            -                   -                   -             514,448
     Notes Receivable                         4,800,658                   -                   -                   -
                                       -----------------------------------------------------------------------------
          TOTAL OTHER ASSETS                  4,804,229                   -             117,500             514,448
                                       -----------------------------------------------------------------------------

 TOTAL ASSETS                         $       4,894,114  $           94,824  $        8,174,147  $       17,865,710
                                       =============================================================================

     Bankruptcy Court Case No.          06-16357-BKC-PGH    06-16356-BKC-PGH

                                             ITGDC               Orion
                                      --------------------------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents        $                -  $               -
     Restricted Cash
     Accounts Receivable                               -                  -
     Prepaid Expenses                                  -                  -
     Other Current Assets                              -                  -
     Net Assets of Discontinued
       Operations - Current
                                      --------------------------------------
          TOTAL CURRENT ASSETS                         -                  -
                                      --------------------------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy
     Leasehold Improvements -
       Port of Palm Beach                              -                  -
     Ship Not Placed in Service -
       Royal Star & Big Easy
     Equipment                                         -                  -
                                      --------------------------------------
                                                       -                  -
     LESS: Accumulated Depreciation
            and Amortization                           -                  -
                                      --------------------------------------
          TOTAL PLANT &
            EQUIPMENT - NET                            -                  -
                                      --------------------------------------

 OTHER ASSETS:
     Deposits and Other Assets -
       Non-Related                                     -                  -
     Vessel Deposits - Related Parties                 -                  -
     Deposits and Other Assets-
       Related Parties                                 -                  -
     Spare Parts Inventory                             -                  -
     Notes Receivable                                  -          2,300,658
                                      --------------------------------------
          TOTAL OTHER ASSETS                           -          2,300,658
                                      --------------------------------------

 TOTAL ASSETS                         $                -  $       2,300,658
                                      ======================================

                                                                           Non-Bankrupt Companies
                                                                           ----------------------
                                         GMO Travel   ITB Racing     ITB Mgmt    RACE TRACK   RACE TRACK    MGMT INC      TOTAL
                                      --------------------------------------------------------------------------------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents        $       (464) $      (666) $     2,937  $         -  $         -  $         -  $  1,107,594
     Restricted Cash                                                                                                       76,922
     Accounts Receivable                    27,342            -            -            -            -            -       230,081
     Prepaid Expenses                       48,152            -            -            -            -            -       944,094
     Other Current Assets                        -            -            -            -            -            -       198,553
     Net Assets of Discontinued
       Operations - Current                                                           335          100                        435
                                      --------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS              75,030         (666)       2,937          335          100            -     2,557,679
                                      --------------------------------------------------------------------------------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                                                                          15,000,000
     Leasehold Improvements -
       Port of Palm Beach                        -            -            -            -            -            -       921,899
     Ship Not Placed in Service -
       Royal Star & Big Easy                                                                                            8,000,000
     Equipment                                   -            -            -            -            -            -     7,157,090
                                      --------------------------------------------------------------------------------------------
                                                 -            -            -            -            -            -    31,078,989
     LESS: Accumulated Depreciation
            and Amortization                     -            -            -            -            -            -     7,966,314
                                      --------------------------------------------------------------------------------------------
          TOTAL PLANT &
            EQUIPMENT - NET                      -            -            -            -            -            -    23,112,675
                                      --------------------------------------------------------------------------------------------

 OTHER ASSETS:
     Deposits and Other Assets -
       Non-Related                               -            -            -            -            -            -       121,071
     Vessel Deposits - Related Parties           -            -            -            -            -            -             -
     Deposits and Other Assets-
       Related Parties                           -            -            -            -            -            -             -
     Spare Parts Inventory                       -            -            -            -            -            -       514,448
     Notes Receivable                            -            -            -            -            -            -     7,101,316
                                      --------------------------------------------------------------------------------------------
          TOTAL OTHER ASSETS                     -            -            -            -            -            -     7,736,835
                                      --------------------------------------------------------------------------------------------

 TOTAL ASSETS                         $     75,030  $      (666) $     2,937  $       335  $       100  $         -  $ 33,407,189
                                      ============================================================================================

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF JANUARY 27, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

     Bankruptcy Court Case No.          06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                              Royal Star           ITG Palm
                                           ITB, Inc.        Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                       -----------------------------------------------------------------------------
 CURRENT LIABILITIES:
     Accounts Payable                 $          93,121  $            4,648  $           95,027  $        1,242,980
     Accrued Expenses                           177,115              69,149           1,023,509           1,583,164
     DIP Financing                                    -                   -                   -           2,905,331
     Net Liabilities of Discontinued
      Operations - Current                            -                   -                   -                   -
                                       -----------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES             270,236              73,797           1,118,536           5,731,475
                                       -----------------------------------------------------------------------------


                                       -----------------------------------------------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:           5,644,451           4,824,257          21,816,163          23,086,594
                                       -----------------------------------------------------------------------------

 DEFERRED INCOME                                      -                   -                   -                   -
                                       -----------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES                        -                   -                   -                   -
                                       -----------------------------------------------------------------------------

     Due To/(From) Affiliates                    99,073          (1,493,630)                  -           1,493,630
                                       -----------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                      36,284,375                   -                   -                   -
     Series B Preferred Stock
      $10.00 Par Value                        5,000,000                   -                   -                   -
     Common Stock $2.00 Par Value            24,526,024                   -                   -                   1
     Capital in Excess of Par               184,552,785                   -                   -                   -
     Retained Earnings (Deficit)           (251,025,292)         (3,309,600)        (14,760,552)        (12,445,990))
                                       -----------------------------------------------------------------------------
          TOTAL                                (662,108)         (3,309,600)        (14,760,552)        (12,445,989)

     LESS:
        Treasury Stock                          457,538                   -                   -                   -
                                       -----------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY         (1,119,646)         (3,309,600)        (14,760,552)        (12,445,989)
                                       -----------------------------------------------------------------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $       4,894,114  $           94,824  $        8,174,147  $       17,865,710
                                       =============================================================================

     Bankruptcy Court Case No.          06-16357-BKC-PGH    06-16356-BKC-PGH

                                             ITGDC               Orion
                                      --------------------------------------
 CURRENT LIABILITIES:
     Accounts Payable                 $                -  $               -
     Accrued Expenses                                  -                  -
     DIP Financing                                     -                  -
     Net Liabilities of Discontinued
      Operations - Current                             -                  -
                                      --------------------------------------
          TOTAL CURRENT LIABILITIES                    -                  -
                                      --------------------------------------


                                      --------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:            1,238,440          1,250,658
                                      --------------------------------------

 DEFERRED INCOME                                       -                  -
                                      --------------------------------------

 COMMITMENTS AND CONTINGENCIES                         -                  -
                                      --------------------------------------

     Due To/(From) Affiliates                    193,846                  -
                                      --------------------------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                                -                  -
     Series B Preferred Stock
      $10.00 Par Value                                 -                  -
     Common Stock $2.00 Par Value                      -                  -
     Capital in Excess of Par                          -                  -
     Retained Earnings (Deficit)              (1,432,286)         1,050,000
                                      --------------------------------------
          TOTAL                               (1,432,286)         1,050,000

     LESS:
        Treasury Stock                                 -                  -
                                      --------------------------------------
          TOTAL STOCKHOLDERS' EQUITY          (1,432,286)         1,050,000
                                      --------------------------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $                -  $       2,300,658
                                      ======================================

                                                                       Non-Bankrupt Companies
                                                                       ----------------------
                                         GMO Travel   ITB Racing     ITB Mgmt    RACE TRACK   RACE TRACK    MGMT INC      TOTAL
                                      --------------------------------------------------------------------------------------------
 CURRENT LIABILITIES:
     Accounts Payable                 $    (53,303) $    73,998  $         -  $          -  $         -  $         -  $  1,456,471
     Accrued Expenses                           65            -      221,937             -            -            -     3,074,939
     DIP Financing                               -            -            -             -            -            -     2,905,331
     Net Liabilities of Discontinued
      Operations - Current                       -            -            -       209,199      211,000            -       420,199
                                      --------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES        (53,238)      73,998      221,937       209,199      211,000            -     7,856,940
                                      --------------------------------------------------------------------------------------------


                                      --------------------------------------------------------------------------------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                    (227,877)   1,017,500                                            58,650,186
                                      --------------------------------------------------------------------------------------------

 DEFERRED INCOME                                 -            -            -     1,439,951            -            -     1,439,951
                                      --------------------------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES                   -            -            -             -            -            -             -
                                      --------------------------------------------------------------------------------------------

     Due To/(From) Affiliates                    -            -            -             -     (292,919)           -             -
                                      --------------------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                          -            -            -             -            -            -    36,284,375
     Series B Preferred Stock
      $10.00 Par Value                           -            -            -             -            -            -     5,000,000
     Common Stock $2.00 Par Value              200            -       12,500         1,000       25,400            -    24,565,125
     Capital in Excess of Par                    -            -      (39,990) (163,295,651)   3,014,939            -    24,232,083
     Retained Earnings (Deficit)           128,068      153,213   (1,209,010)  161,645,836   (2,958,320)           -  (124,163,933)
                                      --------------------------------------------------------------------------------------------
          TOTAL                            128,268      153,213   (1,236,500)   (1,648,815)      82,019            -   (34,082,350)

     LESS:
        Treasury Stock                           -            -            -             -            -            -       457,538
                                      --------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY       128,268      153,213   (1,236,500)   (1,648,815)      82,019            -   (34,539,888)
                                      --------------------------------------------------------------------------------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $     75,030  $      (666) $     2,937  $        335  $       100  $         -  $ 33,407,189
                                      ============================================================================================

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 1/1/2008 AND ENDING 1/31/2008


Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE ONE MONTH ENDED JANUARY 27, 2008
                                   (Unaudited)

     Bankruptcy Court Case No.          06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                              Royal Star           ITG Palm
                                           ITB, Inc.        Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                       ------------------------------------------------------------------------------
 OPERATING REVENUES:
     Gaming                           $               -  $                -  $                -  $        1,748,135
     Fare                                             -                   -                   -              60,517
     On Board                                         -                   -                   -              91,986
     Other                                            -                   -                   -                   -
                                       ------------------------------------------------------------------------------
     NET OPERATING REVENUES                           -                   -                   -           1,900,638
                                       ------------------------------------------------------------------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                           -                   -                   -             274,863
     Fare                                             -                   -                   -             403,321
     On Board                                         -                   -                   -             377,334
     Maritime & Legal Expenses                        -                   -                   -             662,967
     G & A Expenses -
       Palm Beach Princess                          659                   -                   -             190,366
     G & A Expenses - Parent                          -                   -                   -                   -
     Development Costs                                -              22,986              15,866                   -
     Impairment of Assets                             -                   -                   -                   -
     Depreciation & Amortization                      -                   -                   -             219,361
                                       ------------------------------------------------------------------------------
     TOTAL OPERATING COSTS AND
       EXPENSES                                     659              22,986              15,866           2,128,212
                                       ------------------------------------------------------------------------------

 OPERATING INCOME (LOSS)                           (659)            (22,986)            (15,866)           (227,574)
                                       ------------------------------------------------------------------------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                  -                   -                   -               1,612
     Interest Income                                  -                   -                   -                   -
     ITG Vegas Bankruptcy Costs                       -                   -                   -            (165,630)
     Elimination of Inter-
      Company Balances                           (2,991)             13,600              37,821             (48,430)
     Forgiveness of Debt                                             99,488                                 210,219
                                       ------------------------------------------------------------------------------
     TOTAL OTHER INCOME (EXPENSE)                (2,991)            113,088              37,821              (2,229)
                                       ------------------------------------------------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION             (3,650)             90,102              21,955            (229,803)
     LESS: State Income Tax Expense                   -                   -                   -                   -
                                       ------------------------------------------------------------------------------

 NET INCOME (LOSS)                    $          (3,650) $           90,102  $           21,955  $         (229,803)
                                       ==============================================================================

     Bankruptcy Court Case No.          06-16357-BKC-PGH    06-16356-BKC-PGH

                                             ITGDC               Orion
                                      --------------------------------------
 OPERATING REVENUES:
     Gaming                           $                -  $               -
     Fare                                              -                  -
     On Board                                          -                  -
     Other                                             -                  -
                                      --------------------------------------
     NET OPERATING REVENUES                            -                  -
                                      --------------------------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                            -                  -
     Fare                                              -                  -
     On Board                                          -                  -
     Maritime & Legal Expenses                         -                  -
     G & A Expenses -
       Palm Beach Princess                             -                  -
     G & A Expenses - Parent                           -                  -
     Development Costs                                 -                  -
     Impairment of Assets                              -                  -
     Depreciation & Amortization                       -                  -
                                      --------------------------------------
     TOTAL OPERATING COSTS AND
       EXPENSES                                        -                  -
                                      --------------------------------------

 OPERATING INCOME (LOSS)                               -                  -
                                      --------------------------------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                   -                  -
     Interest Income                                   -                  -
     ITG Vegas Bankruptcy Costs                        -                  -
     Elimination of Inter-
      Company Balances                                 -                  -
     Forgiveness of Debt
                                      --------------------------------------
     TOTAL OTHER INCOME (EXPENSE)                      -                  -
                                      --------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                   -                  -
     LESS: State Income Tax Expense                    -                  -
                                      --------------------------------------

 NET INCOME (LOSS)                    $                -  $               -
                                      ======================================

                                                                         Non-Bankrupt Companies
                                                                         ----------------------
                                          GMO Travel ITB Racing     ITB Mgmt    RACE TRACK   RACE TRACK    MGMT INC      TOTAL
                                      --------------------------------------------------------------------------------------------
 OPERATING REVENUES:
     Gaming                           $          -  $         -  $         -  $         -  $         -  $         -  $  1,748,135
     Fare                                        -            -            -            -            -            -        60,517
     On Board                                    -            -            -            -            -            -        91,986
     Other                                   5,296            -            -            -            -            -         5,296
                                      --------------------------------------------------------------------------------------------
     NET OPERATING REVENUES                  5,296            -            -            -            -            -     1,905,934
                                      --------------------------------------------------------------------------------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                      -            -            -            -            -            -       274,863
     Fare                                    3,352            -            -            -            -            -       406,673
     On Board                                    -            -            -            -            -            -       377,334
     Maritime & Legal Expenses                   -            -            -            -            -            -       662,967
     G & A Expenses -
       Palm Beach Princess                     587            -            -            -            -            -       191,612
     G & A Expenses - Parent                     -            -            -            -            -            -             -
     Development Costs                           -            -            -            -            -            -        38,852
     Impairment of Assets                        -            -            -            -            -            -             -
     Depreciation & Amortization                 -            -            -            -            -            -       219,361
                                      --------------------------------------------------------------------------------------------
     TOTAL OPERATING COSTS AND
       EXPENSES                              3,939            -            -            -            -            -     2,171,662
                                      --------------------------------------------------------------------------------------------

 OPERATING INCOME (LOSS)                     1,357            -            -            -            -            -      (265,728)
                                      --------------------------------------------------------------------------------------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses             -            -            -            -            -            -         1,612
     Interest Income                             -            -            -            -            -            -             -
     ITG Vegas Bankruptcy Costs                  -            -            -            -            -            -      (165,630)
     Elimination of Inter-
      Company Balances                           -            -            -            -            -            -             -
     Forgiveness of Debt                                                                                                  309,707
                                      --------------------------------------------------------------------------------------------
     TOTAL OTHER INCOME (EXPENSE)                -            -            -            -            -            -       145,689
                                      --------------------------------------------------------------------------------------------

 INCOME (LOSS)  BEFORE TAX PROVISION         1,357            -            -            -            -            -      (120,039)
     LESS: State Income Tax Expense              -            -            -            -            -            -             -
                                      --------------------------------------------------------------------------------------------

 NET INCOME (LOSS)                    $      1,357  $         -  $         -  $         -  $         -  $         -  $   (120,039)
                                      ============================================================================================

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.